UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 2, 2007

                           LEVCOR INTERNATIONAL, INC.
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               (Exact name of Registrant as Specified in Charter)

           Delaware                    0-50186                     06-0842701
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 (State or Other Jurisdiction         (Commission               (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)

           1065 Avenue of the Americas, 28th Floor, New York, NY   10018
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               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (212) 354-8500

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 2, 2007, the Promissory Note (the "Note") of Levcor International, Inc. (the "Company") dated May 3, 2002 in favor of J.P. Morgan Chase Bank, N.A., due and payable in January 1, 2008 was amended (the "Amendment") to extend the maturity date of the note to January 1, 2009. The note is in the amount of $3,000,000.00 and bears interest at a fixed rate per annum equal to the adjusted LIBOR applicable to such note plus .75%. The Note is included as an exhibit to the Company's 10-QSB filed on May 15, 2002 with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached hereto as Exhibit 10.1.



ITEM 9.01.  Financial Statements and Exhibits

Exhibits:   10.1 The Amendment

                                    Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LEVCOR INTERNATIONAL, INC.


                                             By: /s/ ROBERT A. LEVINSON
                                                 ------------------------------
                                             Name:   Robert A. Levinson
                                             Title:  Chairman, President and
                                                     Chief Executive Officer

May 7, 2007